Soundwatch
Core Hedged Equity Fund

Institutional Class	BHHEX

Supplement dated March 6, 2018 to the

Prospectus dated February 28, 2018

The following paragraph is inserted directly following the Average Annual Total Returns table:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Please retain this supplement for future reference.